SECOND EXTENSION

Scientific Industries, Inc., a Delaware corporation (the "Company), with offices at 80 Orville Drive, Suite 102, Bohemia, New York 11716, and Helena R. Santos (the "Employee") hereby agree that the Employment Agreement between the Company and the Employee dated September 13, 2011, as amended by the Amended Employment Agreement, dated May 20, 2013, and extended on June 9, 2015, be further extended and amended in the following particulars only:

1.	The period of employment is extended through June 30, 2017.

2.	The compensation to be paid to Employee for the period commencing
July 1, 2016 and ending June 30, 2017 shall be $162,000. The Company at the sole and absolute discretion of the Board may pay to Employee a bonus for her services during each of the fiscal years ending June 30, 2016, and June 30, 2017.

	All other terms and provisions shall remain in full form and effect.

Dated: May 25, 2016
					SCIENTIFIC INDUSTRIES, INC.



					By:	/s/ Robert P. Nichols
                                                _____________________
				                Robert P. Nichols,
						Executive Vice President



					        HELENA R. SANTOS

                                                /s/ Helena R. Santos
					       __________________________